SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

[X] Current report pursuant to Section 13 or 15(d) of the Securities and ExchangeAct of 1934.

                                  July 21, 2004
                                 Date of Report
                        (Date of earliest event reported)

                               CIMAREX ENERGY CO.
             (Exact name of registrant as specified in its charter)

          Delaware                      001-31446                45-0466694
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)

                         1700 Lincoln Street, Suite 1800
                             Denver, Colorado 80203
                    (Address of principal executive offices)

                         Telephone Number (303) 295-3995
                         (Registrant's telephone number)

                                 Not applicable
                            (Former name and address)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

C.    Exhibits

Exhibit No.       Description

99.1              Press Release is furnished pursuant to Item 9.

ITEM 9. REGULATION FD DISCLOSURE

On July 21, 2004, Cimarex Energy Co. (NYSE XEC) updated its production volume guidance and scheduled the second quarter 2004 conference call. A copy of the press release is furnished as Exhibit 99.1.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CIMAREX ENERGY CO.

Dated: July 21, 2004                             By: /s/ Paul Korus
                                                     ---------------------------
                                                     Paul Korus, Vice President,
                                                     Chief Financial Officer,
                                                     Treasurer and Secretary


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EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1              Press Release